UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2017

EVERGREEN-AGRA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53902	98-0460379
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19800 MacArthur suite 300, Irvine CA, USA 92612

(Address of Principal Executive Offices)
(Zip Code)

604.764.7646

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The Issuer, board of directors and its advisors have decided that it is in the best interest of its shareholders to register as a UTP to be able to consolidate positions in public companies within the cannabis sector and will permit the company to book its numbers in an effort to provide transparency for new investors.

Unlisted trading privileges (UTP) as determined by the Securities and Exchange Commission (SEC) in the Exchange Act, and the UTP Act of 1994, were developed in order to ease trading in securities across markets, allowing an exchange's members more flexibility in trading can help improve capital flows.

An unlisted security is a financial instrument that is traded on the over-the-counter (OTC) market. Once capitalized and the initial requirements have been met the Issuer will then apply to become an ETF or an ETV, both trade intraday, thus requiring the product to be listed with a primary exchange, such as the Amex, NYSE or Nasdaq.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN-AGRA, INC.

Date: March 31, 2017	By:	/s/ Rene Hamouth
Rene Hamouth
President / Chairman of the Board / Director

3